Prospectus Supplement

John Hancock Funds II

Real Return Bond Fund (the fund)

Supplement dated January 18, 2019 to the current Prospectus, as may be supplemented

Effective immediately, Jeremie Banet is no longer a portfolio manager on the fund. Accordingly, all references to Mr. Banet are removed from the prospectus.

Also, effective immediately, Steve Rodosky is added as portfolio manager of the fund. Mirhir P. Worah and Steve Rodosky are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Accordingly, the following replaces in its entirety the portfolio manager information in the “Fund summary” section of the prospectus under the heading “Portfolio management”:

Steve Rodosky Managing Director and Portfolio Manager Managed the fund since 2019	Mihir P. Worah Managing Director and Portfolio Manager Managed the fund since 2008

The following information relating to Mr. Rodosky is added to the portfolio manager information in the “Subadvisory arrangements and management biographies” section of the prospectus under the heading “Pacific Investment Management Company LLC.” Mr. Rodosky is now listed as a Portfolio Manager of the fund.

Fund	Portfolio Managers
Real Return Bond Fund	Steve Rodosky Mihir P. Worah

•	Steve Rodosky, Managing Director and Portfolio Manager, is a managing director in the Newport Beach office and a portfolio manager for U.S. long duration strategies. He serves as head of talent management for portfolio management in the U.S. and previously led the firm's U.S. rates team. Prior to joining PIMCO in 2001, Mr. Rodosky was vice president of institutional sales with Merrill Lynch. He has 24 years of investment experience and holds a master's degree in financial markets from Illinois Institute of Technology. He received an undergraduate degree from Villanova University.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

John Hancock Funds II

Real Return Bond Fund (the fund)

Supplement dated January 18, 2019 to the current Statement of Additional Information (the SAI), as may be supplemented

Effective immediately, Jeremie Banet is no longer a portfolio manager on the fund. Accordingly, all references to Mr. Banet are removed from the SAI.

Also, effective immediately, Steve Rodosky is added as portfolio manager of the fund. Mirhir P. Worah and Steve Rodosky are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Accordingly, the following supplements the information presented in Appendix B of the SAI, which provides additional information about the portfolio managers of the subadvisor, Pacific Investment Management Company LLC (PIMCO).

PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED

The following table shows the portfolio managers at PIMCO who are jointly and primarily responsible for the day-to-day management of the stated Funds’ portfolios.

Fund	Portfolio Managers
Real Return Bond Fund	Steve Rodosky and Mihir P. Worah

The following table reflects information regarding other accounts for which each portfolio manager to the funds listed above has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the Fund or Funds that he manages and similarly managed accounts.

The following table reflects information as of December 31, 2018 for Mr. Rodosky:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Steve Rodosky	26	$33,698.93	0	$0	3	$442.96

Other Accounts Managed — Of total listed above, those for which advisory fee is based on performance

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Steve Rodosky	0	$0	0	$0	0	$0

Ownership of the Fund and Similarly Managed Accounts

The following table shows the dollar range of Fund shares and shares of similarly managed accounts beneficially owned by the portfolio managers listed above as of December 31, 2018, respectively. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to-day management of the Fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the Fund.

Real Return Bond Fund

Name	Dollar Range of Shares Owned [1]
Steve Rodosky	None

1 As of December 31, 2018, the portfolio manager did not beneficially own shares of the Fund.

You should read this Supplement in conjunction with the SAI and retain it for future reference.